                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                D.R. HORTON, INC.
                (Co-registrants are listed on the following page)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                          Delaware                                                         75-2386963
-------------------------------------------------------------               ------------------------------------------
          (State of Incorporation or Organization)                                        (IRS Employer
                                                                                       Identification No.)

              1901 Ascension Blvd., Suite 100
                      Arlington, Texas                                                        76006
-------------------------------------------------------------               ------------------------------------------
          (Address of principal executive offices)                                         (zip code)

         If this form relates to the                          If this form relates to the
         registration of a class of securities                registration of a class of securities
         pursuant to Section 12(b) of the                     pursuant to Section 12(g) of the
         Exchange Act and is effective                        Exchange Act and is effective
         pursuant to General Instruction                      pursuant to General Instruction
         A.(c), please check the following                    A.(d), please check the following
         box. [X]                                             box. [ ]

Securities Act registration statement file number to which this form relates:
                                                                                             ------------------
                                                                                               (If Applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

                                                                       Name of Each Exchange on Which
                    Title of Each Class                                     Each Class is to be
                    to be so Registered                                         Registered
                    -------------------                                ------------------------------

8.5% Senior Exchange Notes Due 2012 of the Registrant,                    New York Stock Exchange
together with Guarantees of such Notes by direct and
indirect Subsidiaries of the Registrant


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

         The following direct and indirect subsidiaries of the Registrant may guarantee the debt securities and are co-registrants under this registration statement.

                                                                         JURISDICTION OF
                                                                          INCORPORATION           I.R.S. EMPLOYER
                       NAME OF CO-REGISTRANT                             OR ORGANIZATION        IDENTIFICATION NO.
                       ---------------------                             ---------------        ------------------
Allegra, LLC                                                               California             95-4583667
AP LHI, Inc.                                                               California             95-4583663
AP Western GP Corporation                                                  Delaware               06-4519840
AP WP Operating Corporation                                                Delaware               51-0351837
AP WP Partners, L.P.                                                       Delaware               51-0351840
APLAM, LLC                                                                 California             95-4565731
C. Richard Dobson Builders, Inc.                                           Virginia               54-1082672
CH Investments of Texas, Inc.                                              Delaware               86-0831611
CHI Construction Company                                                   Arizona                86-0533370
CHTEX of Texas, Inc.                                                       Delaware               74-2791268
Continental Homes, Inc.                                                    Delaware               86-0515339
Continental Homes of Florida, Inc.                                         Florida                59-1237314
Continental Homes of Texas, L.P.                                           Texas                  74-2791904
Continental Residential, Inc.                                              California             86-0596757
D.R. Horton, Inc. - Birmingham                                             Alabama                62-1666398
D.R. Horton, Inc. - Chicago                                                Delaware               75-2795240
D.R. Horton, Inc. -Denver                                                  Delaware               75-2666727
D.R. Horton, Inc. - Dietz-Crane                                            Delaware               75-2926868
D.R. Horton, Inc. - Greensboro                                             Delaware               75-2599897
D.R. Horton, Inc. - Jacksonville                                           Delaware               75-2460269
D.R. Horton, Inc. - Louisville                                             Delaware               75-2636512
D.R. Horton, Inc. - Minnesota                                              Delaware               75-2527442
D.R. Horton, Inc. - New Jersey                                             Delaware               75-2665362
D.R. Horton, Inc. - Portland                                               Delaware               75-2763765
D.R. Horton, Inc. - Sacramento                                             California             75-2569592
D.R. Horton, Inc. - Torrey                                                 Delaware               75-2689997
D.R. Horton-Schuler Homes, LLC                                             Delaware               02-0548194
D.R. Horton Los Angeles Holding Company, Inc.                              California             75-2589298
D.R. Horton Management Company, Ltd.                                       Texas                  75-2436079
D.R. Horton San Diego Holding Company, Inc.                                California             75-2589293
D.R. Horton - Emerald, Ltd.                                                Texas                  75-2926873
D.R. Horton -Texas, Ltd.                                                   Texas                  75-2491320
DRH Cambridge Homes, LLC                                                   Delaware               75-2797879
DRH Cambridge Homes, Inc.                                                  California             75-2589359
DRH Construction, Inc.                                                     Delaware               75-2633738
DRH Regrem II, Inc.                                                        Delaware               75-2926869
DRH Regrem III, Inc.                                                       Delaware               75-2926870
DRH Regrem IV, Inc.                                                        Delaware               75-2926871
DRH Regrem V, Inc.                                                         Delaware               75-2926872
DRH Regrem VII, LP                                                         Texas                  75-2926874
DRH Regrem VIII, LLC                                                       Delaware               75-2926876
DRH Southwest Construction, Inc.                                           California             75-2589289
DRH Title Company of Colorado, Inc.                                        Colorado               75-2695520
DRH Tucson Construction, Inc.                                              Delaware               75-2709796
DRHI, Inc.                                                                 Delaware               75-2433464
HPH Homebuilders 2000 L.P.                                                 California             68-0368156
KDB Homes, Inc.                                                            Delaware               86-0565376

LAMCO Housing, Inc.                                                        California             33-0492375
Meadows I, Ltd.                                                            Delaware               75-2436082
Meadows II, Ltd.                                                           Delaware               51-0342206
Meadows VIII, Ltd.                                                         Delaware               75-2824511
Meadows IX, Inc.                                                           New Jersey             75-2684821
Meadows X, Inc.                                                            New Jersey             75-2684823
Melody Homes                                                               Delaware               88-0309544
Melmort Co.                                                                Colorado               84-1261600
Porter GP LLC                                                              Delaware               95-4691314
Schuler Homes of Arizona LLC                                               Delaware               99-0350555
Schuler Homes of California, Inc.                                          California             99-0328127
Schuler Homes of Oregon, Inc.                                              Oregon                 99-0330791
Schuler Homes of Washington, Inc.                                          Washington             99-0329483
Schuler Mortgage, Inc.                                                     Delaware               99-0349664
Schuler Realty Hawaii, Inc.                                                Hawaii                 99-0290556
Schuler Realty/Maui, Inc.                                                  Hawaii                 99-0290557
SGS Communities at Grande Quay, LLC                                        New Jersey             22-3481784
SHA Construction LLC                                                       Delaware               86-1002579
SHLR of California, Inc.                                                   California             99-0350554
SHLR of Colorado, Inc.                                                     Colorado               99-0336801
SHLR of Nevada, Inc.                                                       Nevada                 99-0343628
SHLR of Utah, Inc.                                                         Utah                   99-0336937
SHLR of Washington, Inc.                                                   Washington             99-0334375
SRHI LLC                                                                   Delaware               99-0343629
SSHI LLC                                                                   Delaware               91-1842222
Vertical Construction Corporation                                          Delaware               22-3216488
Western Pacific Funding, Inc.                                              California             68-0346564
Western Pacific Housing Co.                                                California             33-0634552
Western Pacific Housing Management, Inc.                                   California             95-4692688
Western Pacific Housing, Inc.                                              Delaware               95-4887164
Western Pacific Housing - Antigua, LLC                                     Delaware               95-4750872
Western Pacific Housing - Aviara, L.P.                                     California             95-4550008
Western Pacific Housing - Boardwalk, LLC                                   Delaware               95-4871227
Western Pacific Housing - Broadway, LLC                                    Delaware               95-4850687
Western Pacific Housing - Canyon Park, LLC                                 Delaware               95-4716219
Western Pacific Housing - Carmel, LLC                                      Delaware               95-4717091
Western Pacific Housing - Carrillo, LLC                                    Delaware               95-4815705
Western Pacific Housing - Communications Hill, LLC                         Delaware               95-4637162
Western Pacific Housing - Copper Canyon, LLC                               Delaware               95-4817406
Western Pacific Housing - Creekside, LLC                                   Delaware               95-4769848
Western Pacific Housing - Culver City, L.P                                 California             95-4539563
Western Pacific Housing - Del Valle, LLC                                   Delaware               95-4887242
Western Pacific Housing - Lomas Verdes, LLC                                Delaware               95-4783214
Western Pacific Housing - Lost Hills Park, LLC                             Delaware               95-4652041
Western Pacific Housing - McGonigle Canyon, LLC                            Delaware               95-4735759
Western Pacific Housing - Mountaingate, L.P.                               California             95-4539564
Western Pacific Housing - Norco Estates, LLC                               Delaware               95-4686652
Western Pacific Housing - Oso, L.P.                                        California             95-4496774
Western Pacific Housing - Pacific Park II, LLC                             Delaware               95-4636584
Western Pacific Housing - Park Avenue East, LLC                            Delaware               52-2350169
Western Pacific Housing - Park Avenue West, LLC                            Delaware               95-4888647
Western Pacific Housing - Playa Vista, LLC                                 Delaware               95-4879655
Western Pacific Housing - Poinsettia, L.P.                                 California             95-4619838

Western Pacific Housing - River Ridge, LLC                                 Delaware               95-4870837
Western Pacific Housing - Robinhood Ridge, LLC                             Delaware               95-4838666
Western Pacific Housing - Santa Fe, LLC                                    Delaware               95-4741001
Western Pacific Housing - Scripps II, LLC                                  Delaware               95-4688133
Western Pacific Housing - Scripps, L.P.                                    California             95-4608187
Western Pacific Housing - Seacove, L.P.                                    California             95-4473471
Western Pacific Housing - Studio 528, LLC                                  Delaware               95-4877069
Western Pacific Housing - Terra Bay Duets, LLC                             Delaware               95-4878114
Western Pacific Housing - Torrance, LLC                                    Delaware               95-4879653
Western Pacific Housing - Torrey Commercial, LLC                           Delaware               95-4769208
Western Pacific Housing - Torrey Meadows, LLC                              Delaware               95-4878113
Western Pacific Housing - Torrey Multi-Family, LLC                         Delaware               95-4781243
Western Pacific Housing - Torrey Village Center, LLC                       Delaware               95-4837541
Western Pacific Housing - Vineyard Terrace, LLC                            Delaware               95-4761820
Western Pacific Housing - Windemere, LLC                                   Delaware               95-4879656
Western Pacific Housing - Windflower, L.P.                                 California             95-4504317
WPH-Camino Ruiz, LLC                                                       Delaware               95-4802985
WPH-HPH, LLC                                                               Delaware               95-4691311

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

         The material set forth in the section captioned "Description of the Exchange Notes" in the Registrant's Form S-4 Registration Statement (Registration No. 333-89348) filed with the Securities and Exchange Commission (the "Commission") on May 30, 2002, is incorporated herein by reference.

Item 2. Exhibits.


Exhibit No.       Description

1 Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior Subordinated Debt Securities of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4 Third Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

5 Fourth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.14 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

6 Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration No. 333-27521) filed with the Commission on May 21, 1997.

7 First Supplemental Indenture, dated as of June 1, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8-3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6, 1997.

8 Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

9 Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10 Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

11 Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

12 Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

13 Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

14 Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R.

                  Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on March 17, 2000.

15 Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12, 2000.

16 Tenth Supplemental Indenture, dated as of June 5, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

17 Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R. Horton, Inc., is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

18 Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

19 Thirteenth Supplemental Indenture, to be dated as of August 15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on August 13, 2001.

20 Fourteenth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

21 Indenture dated as of April 15, 1996 between Continental Homes Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended May 31, 1996. The Commission file number for Continental is 1-10700.

22 First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton,

                  Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from
                  Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

23 Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

24 Third Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

25 Fourth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

26 Fifth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as trustee, is incorporated herein by reference from Exhibit 4.15 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

27 Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to senior debt securities of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.16 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

28 First Supplemental Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.17 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

29 Registration Rights Agreement, dated as of April 11, 2002, among D.R. Horton, Inc., the guarantors named therein and Salomon Smith Barney Inc., Banc of America Securities LLC, Credit Lyonnais Securities (USA) Inc. and Fleet Securities, Inc., relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.18 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

30 Revolving Credit Agreement, dated as of January 31, 2002, among D.R. Horton, Inc., the lenders named therein, and Bank of America, N.A., a national banking association, as Administrative Agent and Letter of Credit Issuer, is incorporated herein by reference from Exhibit 10.1 to D.R. Horton's Current Report on Form 8-K, dated January 31, 2002, filed with the Commission on February 1, 2002.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       D.R. HORTON, INC.

Date: June 6, 2002                     By: /s/ Samuel R. Fuller
                                          --------------------------------------
                                          Samuel R. Fuller
                                          Executive Vice President, Treasurer,
                                          and Chief Financial Officer

                           CO-REGISTRANTS:

                           C. RICHARD DOBSON BUILDERS, INC.
                           CHI CONSTRUCTION COMPANY
                           CHTEX OF TEXAS, INC.
                           CONTINENTAL HOMES, INC.
                           CONTINENTAL HOMES OF FLORIDA, INC.
                           CONTINENTAL RESIDENTIAL, INC.
                           D.R. HORTON, INC. - BIRMINGHAM
                           D.R. HORTON, INC. - CHICAGO
                           D.R. HORTON, INC. - DENVER
                           D.R. HORTON, INC. - DIETZ-CRANE
                           D.R. HORTON, INC. - GREENSBORO
                           D.R. HORTON, INC. - JACKSONVILLE
                           D.R. HORTON, INC. - LOUISVILLE
                           D.R. HORTON, INC. - MINNESOTA
                           D.R. HORTON, INC. - NEW JERSEY
                           D.R. HORTON, INC. - PORTLAND
                           D.R. HORTON, INC. - SACRAMENTO
                           D.R. HORTON, INC. - TORREY
                           D.R. HORTON LOS ANGELES HOLDING COMPANY, INC. D.R. HORTON SAN DIEGO HOLDING COMPANY, INC. DRH CAMBRIDGE HOMES, INC.
                           DRH CONSTRUCTION, INC.
                           DRH REGREM II, INC.
                           DRH REGREM III, INC.
                           DRH REGREM IV, INC.
                           DRH REGREM V, INC.
                           DRH SOUTHWEST CONSTRUCTION, INC.
                           DRH TITLE COMPANY OF COLORADO, INC.
                           DRH TUCSON CONSTRUCTION, INC.
                           DRHI, INC.
                           KDB HOMES, INC.
                           MEADOWS I, LTD.
                           MEADOWS VIII, LTD.
                           MEADOWS IX, INC.
                           MEADOWS X, INC.

                           By:    /s/ Samuel R. Fuller
                                  ----------------------------------------------
                                  Samuel R. Fuller
                                  Treasurer

                           CH INVESTMENTS OF TEXAS, INC.
                           MEADOWS II, LTD.

                           By:    /s/ William Peck
                                  ----------------------------------------------
                                  William Peck
                                  President

                           CONTINENTAL HOMES OF TEXAS, L.P.

                           By:    CHTEX of Texas, Inc., its general partner

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           D.R. HORTON MANAGEMENT COMPANY, LTD.
                           D.R. HORTON - EMERALD, LTD.
                           D.R. HORTON - TEXAS, LTD.
                           DRH REGREM VII, LP

                           By:    Meadows I, Ltd., its general partner


                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           SGS COMMUNITIES AT GRANDE QUAY, LLC

                           By:    Meadows IX, Inc., a member


                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                           and

                           By:    Meadows X, Inc., a member


                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           DRH CAMBRIDGE HOMES, LLC
                           DRH REGREM VIII, LLC

                           By:    D.R. Horton, Inc. - Chicago, a member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                           ALLEGRA, LLC
                           APLAM, LLC
                           WESTERN PACIFIC HOUSING CO.
                           WESTERN PACIFIC HOUSING-ANTIGUA, LLC
                           WESTERN PACIFIC HOUSING-AVIARA, L.P.
                           WESTERN PACIFIC HOUSING-BOARDWALK, LLC
                           WESTERN PACIFIC HOUSING-BROADWAY, LLC
                           WESTERN PACIFIC HOUSING-CANYON PARK, LLC
                           WESTERN PACIFIC HOUSING-CARMEL, LLC
                           WESTERN PACIFIC HOUSING-CARRILLO, LLC
                           WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
                           WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
                           WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
                           WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
                           WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
                           WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
                           WESTERN PACIFIC HOUSING-OSO, L.P.
                           WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
                           WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
                           WESTERN PACIFIC HOUSING-SANTA FE, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
                           WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
                           WESTERN PACIFIC HOUSING-SEACOVE, L.P.
                           WESTERN PACIFIC HOUSING-STUDIO 528, LLC
                           WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
                           WESTERN PACIFIC HOUSING-TORRANCE, LLC
                           WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC WESTERN PACIFIC HOUSING-WINDEMERE, LLC
                           WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
                           WPH-CAMINO RUIZ, LLC
                           WPH-HPH, LLC

                           By:    LAMCO Housing, Inc.,
                                  its member or general partner

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                           SCHULER HOMES OF ARIZONA LLC
                           SHA CONSTRUCTION LLC

                           By:    SRHI LLC,
                                  its member

                           By:    SHLR of Nevada, Inc.,
                                  its member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           HPH HOMEBUILDERS 2000 L.P.
                           PORTER GP LLC

                           By:    WPH-HPH, LLC,
                                  its general partner or member

                           By:    LAMCO Housing, Inc.,
                                  its member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           AP LHI, INC.
                           AP WESTERN GP CORPORATION
                           AP WP OPERATING CORPORATION
                           LAMCO HOUSING, INC.
                           MELODY HOMES, INC.
                           MELMORT CO.
                           SCHULER HOMES OF CALIFORNIA, INC.
                           SCHULER HOMES OF OREGON, INC.
                           SCHULER HOMES OF WASHINGTON, INC.
                           SCHULER MORTGAGE, INC.
                           SCHULER REALTY HAWAII, INC.
                           SCHULER REALTY/MAUI, INC.
                           SHLR OF CALIFORNIA, INC.
                           SHLR OF COLORADO, INC.
                           SHLR OF NEVADA, INC.
                           SHLR OF UTAH, INC.
                           SHLR OF WASHINGTON, INC.
                           VERTICAL CONSTRUCTION CORPORATION
                           WESTERN PACIFIC FUNDING, INC.
                           WESTERN PACIFIC HOUSING MANAGEMENT, INC.
                           WESTERN PACIFIC HOUSING, INC.

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                           D.R. HORTON-SCHULER HOMES, LLC

                           By:    Vertical Construction Corporation,
                                  its manager

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           SRHI LLC

                           By:    SHLR of Nevada, Inc.,
                                  its member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           SSHI LLC

                           By:    SHLR of Washington, Inc.,
                                  its member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
                           WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
                           WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
                           WESTERN PACIFIC HOUSING-DEL VALLE, LLC

                           By:    AP Western GP Corporation,
                                  its member or general partner

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                           WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC

                           By:    AP LHI, Inc.,
                                  its member

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer


                           AP WP PARTNERS, L.P.

                           By:    AP WP Operating Corporation,
                                  its general partner

                                  By:  /s/ Samuel R. Fuller
                                       -----------------------------------------
                                       Samuel R. Fuller
                                       Treasurer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
1                 Indenture, dated as of September 11, 2000, among D.R. Horton,
                  Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the Senior
                  Subordinated Debt Securities of D.R. Horton, Inc., is
                  incorporated herein by reference from Exhibit 4.1(a) to the
                  Registrant's Current Report on Form 8-K filed with the
                  Commission on September 7, 2000.

2 First Supplemental Indenture, dated as of September 11, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.75% Senior Subordinated Notes due 2010 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(b) to the Registrant's Current Report on Form 8-K filed with the Commission on September 7, 2000.

3 Second Supplemental Indenture, dated as of March 12, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 9.375% Senior Subordinated Notes due 2011 of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.1(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 8, 2001.

4                 Third Supplemental Indenture, dated as of May 21, 2001, among
                  D.R. Horton, Inc., the guarantors named therein and American
                  Stock Transfer and Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.2 to the Registrant's
                  Quarterly Report on Form 10-Q for the quarter ended June 30,
                  2001, filed with the Commission on August 13, 2001.

5 Fourth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.14 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

6 Indenture, dated as of June 9, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer &
                  Trust Company, as Trustee, relating to Senior Debt Securities, is incorporated herein by reference from Exhibit 4.1(a) to the Registrant's Registration Statement on Form S-3 (Registration
                  No. 333-27521) filed with the Commission on May 21, 1997.

7                 First Supplemental Indenture, dated as of June 1, 1997, among
                  D.R. Horton, Inc., the guarantors named therein and American
                  Stock Transfer & Trust Company, as Trustee, relating to the 8
                  3/8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K/A dated April 1, 1997, filed with the Commission on June 6,
                  1997.

8 Second Supplemental Indenture, dated as of September 30, 1997, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, filed with the Commission on December 8, 1997.

9 Third Supplemental Indenture, dated as of April 17, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

10 Fourth Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with Commission on May 14, 1998.

11 Fifth Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

12 Sixth Supplemental Indenture, dated as of February 4, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 8% Senior Notes due 2009, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on February 2, 1999.

13 Seventh Supplemental Indenture, dated as of August 31, 1999, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

14 Eighth Supplemental Indenture, dated as of March 21, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current
                  Report on Form 8-K, filed with the Commission on March 17,
                  2000.

15 Ninth Supplemental Indenture, dated as of March 31, 2000, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, filed with the Commission on May 12,
                  2000.

16                Tenth Supplemental Indenture, dated as of June 5, 2000, among
                  D.R. Horton, Inc., the guarantors named therein and American
                  Stock Transfer & Trust Company, as Trustee, relating to the
                  10-1/2% Senior Notes due 2005, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the Commission on June 6, 2000.

17 Eleventh Supplemental Indenture, dated as of May 11, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, relating to the Zero Coupon Convertible Senior Notes Due 2021 of D.R.
                  Horton, Inc., is incorporated herein by reference from Exhibit
                  4.1(a) to the Registrant's Current Report on Form 8-K, filed with the Commission on May 10, 2001.

18 Twelfth Supplemental Indenture, dated as of May 21, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as Trustee, is incorporated herein by reference herein from Exhibit 4.5 to the Registrant's Form 10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

19                Thirteenth Supplemental Indenture, to be dated as of August
                  15, 2001, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as
                  Trustee, relating to the 7-7/8% Senior Notes due 2011, is incorporated herein by reference from Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the
                  Commission on August 13, 2001.

20                Fourteenth Supplemental Indenture, dated as of February 21,
                  2002, among D.R. Horton, Inc., the guarantors named therein and American Stock Transfer & Trust Company, as trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

21                Indenture dated as of April 15, 1996 between Continental Homes
                  Holding Corp. ("Continental") and First Union National Bank, as Trustee, relating to the 10% Senior Notes due 2006, is incorporated herein by reference from Exhibit 4.1 to Continental's Annual Report on Form 10-K for the year ended
                  May 31, 1996. The Commission file number for Continental is
                  1-10700.

22 First Supplemental Indenture, dated as of April 20, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.5 to the Registrant's Quarterly
                  Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Commission on May 14, 1998.

23 Second Supplemental Indenture, dated as of August 31, 1998, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.10 to the Registrant's Annual
                  Report on Form 10-K for the fiscal year ended September 30, 1998, filed with the Commission on December 10, 1998.

24 Third Supplemental Indenture, dated as of August 31, 1999, among D.R.

                  Horton, Inc., the guarantors named therein and First Union
                  National Bank, as Trustee, is incorporated herein by reference from Exhibit 4.13 to the Registrant's Annual Report on Form
                  10-K for the fiscal year ended September 30, 1999, filed with the Commission on December 10, 1999.

25                Fourth Supplemental Indenture, dated as of May 21, 2001, among
                  D.R. Horton, Inc., the guarantors named therein and First
                  Union National Bank, as Trustee, is incorporated herein by reference herein from Exhibit 4.7 to the Registrant's Form
                  10-Q for the quarter ended June 30, 2001, filed with the Commission on August 13, 2001.

26 Fifth Supplemental Indenture, dated as of February 21, 2002, among D.R. Horton, Inc., the guarantors named therein and First Union National Bank, as trustee, is incorporated herein by reference from Exhibit 4.15 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

27 Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American Stock Transfer & Trust
                  Company, as trustee, relating to senior debt securities of D.R. Horton, Inc., is incorporated herein by reference from
                  Exhibit 4.16 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15,
                  2002.

28 First Supplemental Indenture, dated as of April 11, 2002, among the Company, the guarantors named therein and American
                  Stock Transfer & Trust Company, as trustee, relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.17 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

29 Registration Rights Agreement, dated as of April 11, 2002, among D.R. Horton, Inc., the guarantors named therein and Salomon Smith Barney Inc., Banc of America Securities LLC,
                  Credit Lyonnais Securities (USA) Inc. and Fleet Securities,
                  Inc., relating to the 8.5% Senior Notes due 2012, is incorporated herein by reference from Exhibit 4.18 to the Registrant's Form 10-Q for the quarter ended March 31, 2002, filed with the Commission on May 15, 2002.

30 Revolving Credit Agreement, dated as of January 31, 2002, among D.R. Horton, Inc., the lenders named therein, and Bank of America, N.A., a national banking association, as Administrative Agent and Letter of Credit Issuer, is incorporated herein by reference from Exhibit 10.1 to D.R.
                  Horton's Current Report on Form 8-K, dated January 31, 2002, filed with the Commission on February 1, 2002.